Exhibit 99.1

CELULOSA ARAUCO Y CONSTITUCIÓN S.A.

LETTER OF TRANSMITTAL

Offer to Exchange its

4.500% Notes due 2024

(Registered under the Securities Act of 1933, as amended)

For Any and All of its Outstanding

4.500% Notes due 2024

Pursuant to the Prospectus dated October     , 2014

The Registered Exchange Offer and Withdrawal Period Will Expire at Midnight, New York City Time, on November , 2014, Unless Extended (the “Expiration Date”)

The Exchange Agent (the “Exchange Agent”) for the Exchange Offer is:

The Bank of New York Mellon Corporation

c/o The Bank of New York Mellon Corporation

111 Sanders Creek Parkway

East Syracuse, NY 13057

Attention: Dacia Brown-Jones

By Facsimile Transmission (for Eligible Institutions Only): 732-667-9408

Confirm by Telephone: 315-414-3349

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

This Letter of Transmittal is being furnished by Celulosa Arauco y Constitución S.A. (the “Company”) in connection with its offer to exchange its 4.500% Notes due 2024 (the “Restricted Notes”), that were issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), under an Indenture dated as of July 22, 2014 (the “Indenture”) between the Company and Bank of New York Mellon, as trustee (the “Trustee”), for a like amount of its newly issued 4.500% Notes due 2024 (the “Exchange Notes”) that have been registered under the Act. The Company has prepared and delivered to holders of the Restricted Notes a Prospectus dated October     , 2014 (the “Prospectus”). The Prospectus, this Letter of Transmittal and the related materials together constitute the Company’s offer (the “Exchange Offer”).

For each Restricted Note accepted for exchange, the holder will receive an Exchange Note having a principal amount equal to that of the surrendered Restricted Note. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Restricted Notes, or if no interest has been paid, from July 22, 2014. Accordingly, registered holders of Exchange Notes on the relevant record date for the first interest payment date following completion of the exchange offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from July 22, 2014. Restricted Notes accepted for exchange will cease to accrue interest from and after the date of completion of the Exchange Offer. Holders whose Restricted Notes are accepted for exchange will not receive any payment of interest on the Restricted Notes otherwise payable on any interest payment date the record date for which occurs after completion of the exchange offer.

The exchange offer will expire at midnight, New York City time, on November     , 2014 (the “Expiration Date”) unless extended, in which case the term “Expiration Date” shall mean the last time and date to which the exchange offer is extended.

This Letter of Transmittal is to be completed by a holder (a) if certificates representing Restricted Notes are to be physically delivered to the Exchange Agent herewith by the holder, (b) if tender of Restricted Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”) through the DTC Automated Tender Offer Program (“ATOP”), and an Agent’s Message (as defined below) is not delivered as provided in the next paragraph, or (c) if tenders are to be made according to the guaranteed delivery procedures set forth in the prospectus under “The Exchange Offer—Guaranteed Delivery Procedures.”

Holders of Restricted Notes who wish to tender but whose certificates are not immediately available, or who are unable to deliver their certificates (or confirmation of the book-entry transfer of their Restricted Notes into the Exchange Agent’s account at DTC) and all other documents required hereby to the Exchange Agent before the Expiration Date, must tender their Restricted Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus. See Instructions 1 and 4. Holders of Restricted Notes who are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute their tender through ATOP. DTC participants that are accepting the exchange offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an Agent’s Message (as defined below) to the Exchange Agent for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the exchange offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent’s Message. Accordingly, this Letter of Transmittal need not be completed by a holder tendering through ATOP. As used herein, the term “Agent’s Message” means, with respect to any tendered Restricted Notes, a message transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, stating that DTC has received an express acknowledgment from each tendering participant to the effect that, with respect to those Restricted Notes, the participant has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against the participant. Delivery of documents to the Company or to Euroclear, Clearstream or to DTC does not constitute delivery to the Exchange Agent.

THE METHOD OF DELIVERY OF THE BOOK-ENTRY CONFIRMATION OR CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, WE RECOMMEND USING REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE DELIVERY PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND LETTER OF TRANSMITTAL SHOULD BE DIRECTED TO THE EXCHANGE AGENT AT 315-414-3349 OR AT ITS ADDRESS SET FORTH ABOVE.

Holders who wish to tender their Restricted Notes must complete Box 1, Box 2 and Box 4 and must sign this Letter of Transmittal in Box 4.

BOX 1

TENDER OF RESTRICTED NOTES

☐	CHECK HERE IF CERTIFICATES REPRESENTING THE TENDERED RESTRICTED NOTES ARE ENCLOSED WITH THIS LETTER OF TRANSMITTAL.

☐	CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY SENT TO THE EXCHANGE AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution which Guaranteed Delivery:

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED RESTRICTED NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

List below the Restricted Notes being tendered herewith. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Restricted Notes will be accepted only in principal amounts equal to US$2,000 and integral multiples of US$1,000 in excess thereof. No alternative, conditional or contingent tenders will be accepted.

BOX 2
DESCRIPTION OF RESTRICTED NOTES TENDERED
All Tendering Holders of 4.500% Notes Due 2024 Complete This Box:
Description of 4.500% Notes due 2024
Name(s) and address(es) of registered holder(s) exactly as name(s) appear(s) on Restricted Notes, or on a security position	Certificate number(s) of Restricted Notes*	Aggregate principal amount represented by principal certificate(s)	Aggregate principal amount tendered**

TOTAL:

*	DOES NOT need to be completed if Restricted Notes are tendered by book-entry transfer.
**	Unless otherwise indicated, the holder will be deemed to have tendered the entire face amount of all Restricted Notes represented by tendered certificates. See Instruction 4.

If not already printed above, the name(s) and address(es) of the registered holder(s) should be printed exactly as they appear on the certificate(s) representing the Restricted Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of those Restricted Notes.

BOX 3

SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 1 AND 2)

Complete the information in the blanks below this paragraph ONLY if (1) either (a) the Exchange Notes issued in exchange for Restricted Notes tendered hereby, or (b) Restricted Notes in a principal amount not tendered or not accepted for exchange, are to be issued or reissued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in Box 2 entitled “Description of Restricted Notes Tendered” within this Letter of Transmittal, or if (2) either (a) the Exchange Notes that are delivered by book-entry transfer, or (b) the Restricted Notes delivered by book-entry transfer that are not accepted for exchange, are to be returned by credit to an account maintained by DTC other than the account indicated in Box 1 above entitled “Tender of Restricted Notes.”

Issue Exchange Notes or return unexchanged Restricted Notes to:

Name:

Address:

(Include Zip Code)

(Taxpayer Identification Number or Social Security Number)

☐ Credit Exchange Notes or unexchanged Restricted Notes delivered by book-entry transfer to the DTC account set forth below:

Complete the following only if certificates for Exchange Notes or for unexchanged Restricted Notes are to be sent to someone other that the person named above or to that person at an address other than that shown in Box 2 entitled “Description of Restricted Notes Tendered.”

Name:

Address:

(Include Zip Code)

(Taxpayer Identification Number or Social Security Number)

(See Internal Revenue Service (“IRS”) Form W-9 herein)

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned is a holder of 4.500% Notes due 2024 (the “Restricted Notes”) issued by Celulosa Arauco y Constitución S.A. (the “Company”) under an Indenture dated as of July 22, 2014 (the “Indenture”) between the Company and The Bank of New York Mellon, as trustee (the “Trustee”).

The undersigned acknowledges receipt of the Prospectus dated October     , 2014 (the “Prospectus”) and this Letter of Transmittal, which together constitute the Company’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to US$500,000,000 of its newly issued 4.500% Notes due 2024 (the “Exchange Notes”) that have been registered under the Securities Act of 1933, as amended (the “Act”), for a like amount of its Restricted Notes that were issued and sold in a transaction exempt from registration under the Act.

The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus, and in accordance with this Letter of Transmittal, the principal amount of Restricted Notes indicated in Box 2 above entitled “Description of Restricted Notes Tendered” under the column heading “Aggregate principal amount tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Restricted Notes described in that table). The undersigned acknowledges and agrees that Restricted Notes may not be tendered except in accordance with the procedures set forth in the Prospectus and this Letter of Transmittal.

Subject to, and effective upon, the acceptance for exchange of the Restricted Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Restricted Notes that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer. By executing this Letter of Transmittal, subject to and effective upon acceptance for exchange of the Restricted Notes tendered therewith, the undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Restricted Notes, with full powers of substitution and revocation (such powers of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Restricted Notes and all evidences of transfer and authenticity to, or transfer ownership of such Restricted Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Restricted Notes for transfer of ownership on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Restricted Notes, all in accordance with the terms and conditions of the Exchange Offer.

If the undersigned is not the registered holder of the Restricted Notes listed in Box 2 above labeled “Description of Restricted Notes Tendered” under the column heading “Aggregate principal amount tendered” or such registered holder’s legal representative or attorney-in-fact, then in order to validly consent, the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to deliver a Letter of Transmittal in respect of such Restricted Notes on behalf of the registered holder thereof, and that proxy is being delivered with this Letter of Transmittal.

THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, ASSIGN AND TRANSFER THE RESTRICTED NOTES TENDERED HEREBY, AND THAT WHEN THOSE RESTRICTED NOTES ARE ACCEPTED FOR EXCHANGE BY THE COMPANY, THE COMPANY WILL ACQUIRE GOOD AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THOSE RESTRICTED NOTES WILL NOT BE SUBJECT TO ANY ADVERSE CLAIMS. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE EXCHANGE AGENT OR THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE RESTRICTED NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

The undersigned acknowledges and agrees that a tender of Restricted Notes pursuant to any of the procedures described in the Prospectus and in this Letter of Transmittal and an acceptance of such Restricted Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

The undersigned understands that the Exchange Offer will expire at midnight, New York City time, on November     , 2014, unless extended by the Company in its sole discretion or earlier terminated (the “Expiration Date”).

The name(s) and address(es) of the registered holder(s) of the Restricted Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Restricted Notes. The certificate number(s) and the Restricted Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. This tender of Restricted Notes may be withdrawn at any time prior to the Expiration Date. See “The Exchange Offer—Withdrawal of Tenders” in the Prospectus.

The undersigned hereby represents and warrants that: (i) the undersigned is acquiring the Exchange Notes in the ordinary course of its business; (ii) the undersigned, if not a broker-dealer, is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes; (iii) the undersigned has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes; and (iv) neither the undersigned nor any other such person is an affiliate of the Company. By tendering Restricted Notes pursuant to the Exchange Offer and executing, or otherwise becoming bound by, this letter of transmittal, a holder of Restricted Notes that is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the “Staff”) to third parties, that (a) such Restricted Notes held by the broker-dealer are held only as a nominee or (b) such Restricted Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Act in connection with any resale of such Exchange Notes (provided that, by so acknowledging and by delivering a Prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Act).

The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations by the Staff, as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for Restricted Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Act), without compliance with the registration and prospectus delivery provisions of the Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and the holders have no arrangement with any person to participate in the distribution of the Exchange Notes. However, the Company has not obtained a no-action letter specifically for this Exchange Offer, and there can be no assurance that the Staff would make a similar determination with respect to the Exchange Offer as in other circumstances. If any holder is an affiliate of the Company, or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, that holder (a) cannot rely on the applicable interpretations of the Staff and (b) must comply with the registration and prospectus delivery requirements of the Act in connection with any resale transaction.

The Company has agreed that, subject to the provisions of the registration rights agreement among the Company and J.P. Morgan Securities LLC and Scotia Capital (USA) Inc. dated as of July 22, 2014 (the “Registration Rights Agreement”), the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Restricted Notes, where such Restricted Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending one year after the Expiration Date (subject to extension under certain limited circumstances) or, if earlier, when all such Exchange Notes have been disposed of by such participating broker-dealer. In that regard, each broker dealer who acquired Restricted Notes for its own account as a result of market-making or other trading activities (a “participating broker-dealer”), by tendering such Restricted Notes and executing, or otherwise becoming bound by, this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such participating broker-dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the one year period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

Restricted Notes properly tendered and not withdrawn will be accepted as soon as practicable after the satisfaction or waiver of all conditions to the Exchange Offer. The undersigned understands that the Company will deliver the Exchange Notes as promptly as practicable following acceptance of the tendered Restricted Notes. The Exchange Offer is subject to a number of conditions, as more particularly set forth in the Prospectus. See “The Exchange Offer—Certain Conditions to the Exchange Offer” in the Prospectus. The undersigned recognizes that as a result of these conditions the Company may not be required to accept any of the Restricted Notes tendered hereby. In that event, the Restricted Notes not accepted for exchange will be returned to the undersigned at the address shown in Box 2, “Description of Restricted Notes Tendered,” unless otherwise indicated in Box 3, “Special Issuance/Delivery Instructions.”

If any tendered Restricted Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Restricted Notes than are tendered or accepted for exchange, certificates for such unaccepted or non-exchanged Restricted Notes will be returned (or, in the case of Restricted Notes tendered by book-entry transfer, such Restricted Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

Unless otherwise indicated in Box 3, “Special Issuance/Delivery Instructions,” the undersigned hereby request(s) that any Restricted Notes representing principal amounts not tendered or not accepted for exchange, and that the Exchange Notes with respect to Restricted Notes accepted for exchange, be issued in the name(s) of, and delivered to, the undersigned (and in the case of Restricted Notes tendered by book-entry transfer, by credit to the account of DTC indicated therein).

In the event that Box 3, “Special Issuance/Delivery Instructions,” is completed, the undersigned hereby request(s) that any Restricted Notes representing principal amounts not tendered or not accepted for exchange, and that the Exchange Notes with respect to Restricted Notes accepted for exchange, be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated, or in the case of a book-entry delivery of Restricted Notes, please credit the account indicated therein maintained at DTC. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance/Delivery Instructions” box to transfer any Restricted Notes from the names of the registered holder(s) thereof or to issue any Exchange Notes in the name(s) of anyone other than the name(s) of the registered holder(s) of the Restricted Notes in respect of which those Exchange Notes are issued, if the Company does not accept for exchange any of the principal amount of such Restricted Notes so tendered. The undersigned recognizes that the undersigned must comply with all of the terms and conditions of the Indenture as amended or supplemented from time to time in accordance with its terms to transfer Restricted Notes either not tendered for exchange or not accepted for exchange from the name of the registered holder(s).

For purposes of the Exchange Offer, the undersigned understands that the Company will be deemed to have accepted for exchange validly tendered Restricted Notes (or defectively tendered Restricted Notes with respect to which the Company has waived the defect) if, as and when the Company gives written notice thereof to the Exchange Agent.

The undersigned understands that the delivery and surrender of the Restricted Notes is not effective, and the risk of loss of the Restricted Notes does not pass to the Company, until receipt by the Exchange Agent of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed (or, in the case of a book-entry transfer, an Agent’s Message, if applicable, in lieu of the Letter of Transmittal), together with all accompanying evidences of authority and any other required documents in a form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Restricted Notes will be determined by the Company in its sole discretion, which determination shall be final and binding. The undersigned has completed the appropriate boxes and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

(Include Zip Code)

Phone Number:

Contact Person:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Act.

BOX 4

PLEASE SIGN HERE

(To be completed by all tendering holders of Restricted Notes regardless of whether Restricted Notes are being physically delivered herewith)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Restricted Notes listed in Box 2 above labeled “Description of Restricted Notes Tendered” under the column heading “Principal Amount Tendered” (or if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Restricted Notes described in that box).

This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) representing Restricted Notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of those Restricted Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 2.

SIGNATURE OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

(SEE GUARANTEE REQUIREMENT BELOW)

Dated

Name(s)

(Please Print)

Capacity (full title)

Area Code and Telephone No.

Taxpayer Identification No. or Social Security No.

MEDALLION SIGNATURE GUARANTEE

(If Required—See Instructions 1 and 2)

Authorized Signature:

Name of Firm:
(Place Seal Here)

COMPLETE ACCOMPANYING IRS FORM W-9

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Exchange Agents Medallion Program or the Stock Exchange Medallion Program (a “Medallion Signature Guarantor”) (generally, a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States (each, an “Eligible Institution”)), unless (a) the Restricted Notes tendered hereby are tendered by a registered holder (or by a participant in DTC whose name appears on a security position listing as the owner of the Restricted Notes) that has not completed Box 3 entitled “Special Issuance/Delivery Instructions” in this Letter of Transmittal or (b) the Restricted Notes are tendered for the account of an eligible institution. If the Restricted Notes are registered in the name of a person other than the signer of this Letter of Transmittal if Restricted Notes not accepted for exchange or not tendered are to be returned to a person other than the registered holder or if Exchange Notes are to be issued to someone other than the signatory of this Letter of Transmittal, then the signatures on this Letter of Transmittal accompanying the tendered Restricted Notes must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 2.

2. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If the registered holders of the Restricted Notes tendered hereby sign this Letter of Transmittal, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Restricted Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Restricted Notes.

If any of the Restricted Notes tendered hereby are registered in the name of two or more holders, all registered holders must sign this Letter of Transmittal. If any of the Restricted Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates. If this Letter of Transmittal or any Restricted Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered holder(s) of the Restricted Notes tendered hereby, no endorsements of the Restricted Notes or separate instruments of transfer are required unless payment is to be made, or Restricted Notes not tendered or exchanged are to be issued to a person other than the registered holders, in which case signatures on the Restricted Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

This Letter of Transmittal and Restricted Notes should be sent only to the Exchange Agent, and not to the Company or DTC.

If this Letter of Transmittal is signed other than by the registered holder(s) of the Restricted Notes tendered hereby, such Restricted Notes must be endorsed or accompanied by appropriate instruments of transfer, and a duly completed proxy entitling the signer to tender those Restricted Notes on behalf of the registered holders, in any case signed exactly as the name or names of the registered holders appear on the Restricted Notes and signatures on those Restricted Notes or instruments of transfer and proxy are required and must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an eligible institution.

3. Transfer Taxes. Except as set forth in this Instruction 3, the Company will pay or cause to be paid any transfer taxes with respect to the transfer of Restricted Notes to it, or to its order, pursuant to the Exchange Offer. If Exchange Notes are to be issued or delivered to, or if Restricted Notes not tendered or exchanged are to be registered in the name of, any persons other than the registered owners, or if tendered Restricted Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be billed to the holder unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

4. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used if (a) certificates for Restricted Notes are to be physically delivered to the Exchange Agent herewith, (b) tenders are to be made according to the guaranteed delivery procedures or (c) tenders are to be made pursuant to the procedures for delivery by book-entry transfer, all as set forth in the Prospectus. For holders whose Restricted Notes are being delivered by book-entry transfer, delivery of an Agent’s Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent’s Message.

To validly tender Restricted Notes pursuant to the Exchange Offer, either (a) the Exchange Agent must receive a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) with any required signature guarantees, together with either a properly completed and duly executed Notice of Guaranteed Delivery or certificates for the Restricted Notes, or an Agent’s Message, as the case may be, and any other documents required by this Letter of Transmittal, or (b) a holder of Restricted Notes must comply with the guaranteed delivery procedures set forth below.

Holders of Restricted Notes who desire to tender them pursuant to the Exchange Offer and whose certificates representing the Restricted Notes are not lost but are not immediately available, or time will not permit all required documents to reach the Exchange Agent prior to midnight, New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Restricted Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Guaranteed Delivery Procedures.” Pursuant to those procedures, (a) tender must be made by a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States and, in each instance, that is a participant in the Securities Transfer Agent Medallion Program (“STAMP”) or similar program (an “eligible institution”), (b) the Exchange Agent must have received from the eligible institution, prior to midnight, New York City time, on the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery or facsimile transmission), and (c) the certificates for all physically delivered Restricted Notes in proper form for transfer or a book-entry confirmation, as the case may be, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.”

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR RESTRICTED NOTES AND OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. EXCEPT AS OTHERWISE PROVIDED HEREIN AND IN THE PROSPECTUS, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, WE RECOMMEND THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

All questions as to the validity, form, eligibility (including time of receipt), acceptance, withdrawal and revocation of Restricted Notes tendered for exchange will be determined by the Company in its sole discretion, whose determination will be final and binding. The Company reserves the right to waive any defects or irregularities in the tender or conditions of the Exchange Offer as to any particular Restricted Notes. The interpretation of the Company of the terms and conditions of the Exchange Offer (including these Instructions) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within the time determined by the Company. No alternative, conditional or contingent tenders will be accepted. Neither the Company, the Exchange Agent or any other person will be under any duty to give notice of any defects or irregularities in any tender or will incur any liability for failure to give any notice. Tenders of Restricted Notes will not be deemed to have been made until irregularities have been cured or waived. Any certificates constituting Restricted Notes received by the Exchange Agent that are not properly tendered or as to which irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

5. Partial Tenders and Withdrawal Rights. Tenders of Restricted Notes will be accepted only in the principal amount of US$2,000 and integral multiples of US$1,000 in excess thereof. If less than all the Restricted Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Restricted Notes which are to be tendered in the box entitled “Aggregate principal amount tendered.” In such case, new certificate(s) for the remainder of the Restricted Notes that were evidenced by your old certificate(s) will only be sent to the holder of the Restricted Notes, promptly after the Expiration Date. All Restricted Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Restricted notes tendered pursuant to the Exchange Offer may be withdrawn, as provided below, at any time prior to midnight, New York City time, on the Expiration Date. For the withdrawal of a tender to be effective, a written, telegraphic or facsimile transmitted notice of withdrawal must be received by the Exchange Agent at the address or number set forth above prior to the Expiration Date. Any notice of withdrawal must (a) specify the name of the person who tendered the Restricted Notes, (b) identify the Restricted Notes to be withdrawn, (c) if certificates for Restricted Notes have been delivered to the Exchange Agent, specify the name in which the Restricted Notes are registered, if different from that of the withdrawing holder, (d) if certificates for Restricted Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of those certificates, submit the serial numbers of the particular certificates to be withdrawn, (e) if Restricted Notes have been tendered using the procedure for book-entry transfer described above, specify the name and number of the account at DTC to be credited with the withdrawn restricted notes and otherwise comply with the procedures of that facility, and (f) be signed in the same manner required by the Letter of Transmittal by which the Restricted Notes were tendered (including any required signature guarantees, endorsements and/or powers). All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the Company, whose determination will be final and binding on all parties. The Restricted Notes so withdrawn, if any, will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Restricted Notes which have been tendered for exchange but which are withdrawn will be returned to the holder without cost to the holder as soon as practicable after withdrawal. Properly withdrawn Restricted Notes may be retendered on or prior to midnight, New York City time, on the Expiration Date by following the procedures for tender described in this Letter of Transmittal. Neither the Company, the Trustee, the Exchange Agent nor any other person will be under any duty to give notice of any defects or irregularities in any notice of withdrawal or will incur any liability for failure to give such a notice.

6. IRS Form W-9. Each tendering holder (or other recipient of any Exchange Notes) is required to provide the Exchange Agent with a correct taxpayer identification number (“TIN”), generally the holder’s social security or federal employer identification number, and with certain other information, on IRS Form W-9, which is included in this Letter of Transmittal, and to certify that the holder (or other person) is not subject to backup withholding. Failure to provide the information on the IRS Form W-9 may subject the tendering holder (or other person) to a US$50 penalty imposed by the IRS and 28% federal income tax backup withholding on any payment.

If a tendering holder (or other person) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such holder should write “Applied For” in the space for the TIN on the IRS Form W-9, sign and date the IRS Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If a holder writes “Applied For” in the space for the TIN and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% on all reportable payments, if any, until a TIN is provided to the Exchange Agent.

7. Inadequate Space. If the space provided in the box captioned “Description of Restricted Notes Tendered” is inadequate, the certificate number(s) and/or the principal amount of Restricted Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

8. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Restricted Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

9. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at its telephone number set forth below.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), OF

AN AGENT’S MESSAGE IN LIEU THEREOF, AND ALL OTHER REQUIRED

DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR

TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a holder whose tendered Restricted Notes are accepted for exchange pursuant to the Exchange Offer is required to provide the Exchange Agent with the holder’s correct TIN on IRS Form W-9, a copy of which is included in this Letter of Transmittal, or, alternatively, to establish another basis for an exemption from backup withholding. If the holder is an individual, the TIN is generally his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. In addition, any payment made to the holder or other payee with respect to Restricted Notes exchanged pursuant to the Exchange Offer or to Exchange Notes may be subject to a 28% backup withholding tax. Failure to comply with the backup withholding requirements may also result in the imposition of certain penalties imposed by the IRS.

Certain holders (including, among others, corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to avoid backup withholding, such holder must submit to the Exchange Agent a properly completed applicable IRS Form W-8, signed under penalties of perjury, attesting to that individual’s exempt status. A Form W-8 can be obtained from the Exchange Agent or from the IRS’s website (http://www.irs.gov).

If backup withholding applies, the Exchange Agent is required to withhold 28% of any payment made to the holder or other payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided the requisite information is timely provided to the IRS.

Purpose of IRS Form W-9

To prevent backup withholding on any payment made to a holder or other payee with respect to Restricted Notes exchanged pursuant to the Exchange Offer or to Exchange Notes, the holder is required to notify the Exchange Agent of the holder’s current TIN (or the TIN of any other payee) by completing the IRS Form W-9 included in this Letter of Transmittal, certifying that the TIN provided on IRS Form W-9 is correct (or that the holder is awaiting a TIN), and that the holder is not subject to backup withholding because (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding.

What Number to Give the Exchange Agent

The holder is required to give the Exchange Agent the TIN (e.g. social security number or federal employer identification number) of the registered owner of the Restricted Notes. If the Restricted Notes are registered in more than one name or are not registered in the name of the actual owner, consult the instructions enclosed with the IRS Form W-9 included in this Letter of Transmittal for additional guidance on which number to report.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment of all reportable payments made to me will be withheld.

Signature	Date , 20

Form W-9 (Rev. August 2013) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
	Check appropriate box for federal tax classification:	Exemptions (see instructions):
	☐ individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate	Exempt payee code (if any) Exemption from FATCA reporting code (if any)
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶
☐ Other (see instructions) ▶

Address (number, street, and apt, or suite no.)	Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part l	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
☐☐☐ - ☐☐ - ☐☐☐☐

Employer identification number
☐☐ - ☐☐☐☐☐☐☐
Part II	Certification

Under penalties of perjury, I certify that:

1.      The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.      I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.      I am a U.S. citizen or other U.S. person (defined below), and

4.      The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at www.irs.gov/W9. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,
•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Regulations section 301.7701 -7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 8-2013)
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Form W-9 (Rev. 8-2013)	Page 2

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

•	In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

•	In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

•	In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships on page 1.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulation section 301.7701-2(c)(2)(iii). Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S’ for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required U.S. federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the Exemptions box, any code(s) that may apply to you. See Exempt payee code and Exemption from FATCA reporting code on page 3.

16

Form W-9 (Rev. 8-2013)	Page 3

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following codes identify payees that are exempt from backup withholding:

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for...	THEN the payment is exempt for ...
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4
[1]	See Form 1099-MISC. Miscellaneous Income, and its instructions.
[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN. apply for one immediately. To apply for an SSN, get Form SS-5. Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1 -800- TAX-FORM (1 -800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

17

Form W-9 (Rev. 8-2013)	Page 4

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]

5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]

6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
	For this type of account:	Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner

8.	A valid trust, estate, or pension trust	Legal entity [4]

9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

11.	Partnership or multi-member LLC	The partnership

12.	A broker or registered nominee	The broker or nominee

13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]	You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated In the account title) Also see Special rules for partnerships on page 1.
*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN). or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877- IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

In order to tender, a holder should send or deliver a properly completed and signed Letter of Transmittal, certificates for the Restricted Notes and any other required documents to the Exchange Agent at the address set forth below or tender pursuant to DTC’s Automated Tender Offer Program. The Exchange Agent for the Exchange Offer is:

The Bank of New York Mellon Corporation

c/o The Bank of New York Mellon Corporation

111 Sanders Creek Parkway

East Syracuse, NY 13057

Attention: Dacia Brown-Jones

By Facsimile Transmission (for Eligible Institutions Only): 732-667-9408

Confirm by Telephone: 315-414-3349